                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 15, 1994

                                                  /s/ Robert W. O'Leary
                                                  ------------------------------
                                                  Robert W. O'Leary
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 17, 1994

                                                  /s/ Robert B. Calhoun
                                                  ------------------------------
                                                  Robert B. Calhoun
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 17, 1994

                                                  /s/ J. Robert Buchanan, M.D.
                                                  ------------------------------
                                                  J. Robert Buchanan, M.D.
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 15, 1994

                                                  /s/ John T. Casey
                                                  ------------------------------
                                                  John T. Casey
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 16, 1994

                                                  /s/ Harold S. Handelsman
                                                  ------------------------------
                                                  Harold S. Handelsman
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 15, 1994

                                                  /s/ Melvyn N. Klein
                                                  ------------------------------
                                                  Melvyn N. Klein
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 11, 1994

                                                  /s/ Harry J. Gray
                                                  ------------------------------
                                                  Harry J. Gray
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 11, 1994

                                                  /s/ Sheldon S. King
                                                  ------------------------------
                                                  Sheldon S. King
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 14, 1994

                                                  /s/ Dan W. Lufkin
                                                  ------------------------------
                                                  Dan W. Lufkin
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 11, 1994

                                                  /s/ William E. Mayer
                                                  ------------------------------
                                                  William E. Mayer
                                                  Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc., a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1994, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

DATED:  November 11, 1994

                                                  /s/ Harold M. Williams
                                                  ------------------------------
                                                  Harold M. Williams
                                                  Director